Financial Instruments - Summary of The Group's Strategy To Keep Positive Net Cash (Detail) $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)
Statements [Line Items]
Lease liabilities	$ 3,312	$ 4,096	$ 5,635
Accounts payable from acquisition of subsidiaries	972	0
Cash and cash equivalent	(18,673)	(28,035)	$ (24,394)	$ (121,006)
Short and long-term investments	(205,784)	(183,374)
Adjusted net cash	(220,173)	(207,313)
Total Equity attributable to VTEX's shareholders	$ 255,745	$ 240,293
Financial leverage ratio	86.09	86.28